Supplement dated June 3, 1997
                        to Prospectus dated May 1, 1997

                          The Guardian Bond Fund, Inc.

     This Supplement should be retained with the Prospectus for future reference.

     The following supplements the fourth paragraph of the section entitled "Fund Management and The Investment Adviser" appearing on page GBF-8 of the
Prospectus:

          Effective June 2, 1997, Thomas G. Sorell assumed sole responsibility for the portfolio management of The Guardian Bond Fund, Inc. (the "Fund"). Mr. Sorell has been co-portfolio manager of the Fund since January 15, 1997. Frank J. Jones, Ph.D., will continue to have overall responsibility for the allocation of the Fund's assets among the various sectors of debt securities managed by Mr. Sorell. Mr. Sorell has concurrently assumed sole responsibility for the portfolio management of The Guardian Investment Quality Bond Fund, a series of The Park Avenue Portfolio.